UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

THE INTEGRITY FUNDS

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. REPORT TO SHAREHOLDERS

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Dividend Harvest Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Semi-Annual Report
June 30, 2015

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund" or "Fund") for the six months ended June 30, 2015. The Fund's portfolio and related financial statements are presented within for your review.

Stocks fell early in the first quarter of 2015 ("1Q2015") as the price of oil declined to multi-year lows. Lower revenues prompted investors to avoid the energy sector, including related industrial firms that may be hurt by reduced capital expenditures. Oil stabilized in February causing a rebound in the energy sector. Positive economic news out of Europe also helped the broader market move into positive territory and news of a four-month extension of Greece's debt relief package removed the immediate threat of Greece leaving the Eurozone. The S&P 500, consisting of large-cap companies, reached all-time highs mid-quarter, and the Nasdaq exceeded 5,000 for the first time since the dot-com bubble 15 years earlier. Markets declined modestly late in the first quarter amid worrisome economic numbers, weak commodity prices, concerns about global economic growth, and the expectation of an interest rate hike later this year, leaving a small quarterly gain for the broad stock market. Despite the announcement of a larger-than-expected quantitative easing program in Europe and Fed remarks that led many to believe that interest rates will rise more slowly than expected, investors maintained a generally cautious equity sentiment during the quarter. Small-cap stocks performed best due in part to their lower exposure to foreign markets, which hurt U.S. multi-national firms as the U.S. dollar strengthened.

At the beginning of the second quarter investors prepared themselves for corporate earnings reports that were expected to be negatively impacted by falling energy prices and a strong U.S. dollar. While earnings certainly were affected, they came in better than analyst expectations. Analysts expected earnings to be down 4.7% from last year, but were instead up 0.8%. Although positive, this was the slowest rate of growth in over two years, largely affected by energy sector profits. U.S. economic data points generally showed strength. Thus far in 2015, the annual job growth rate was above three million jobs, driving the unemployment rate down to 5.3%. Wage growth was on the rise and consumer confidence was approaching levels last seen before the financial crisis. By mid-quarter, the S&P 500 had risen by 3%. Most of the negative news in the second quarter came from international affairs. The Chinese stock market experienced a material pullback following data which reflected a continued slowdown in the Chinese economy. Breakdowns in negotiations between Greece and its creditors had a negative impact on markets across the globe. In preparation for impending default, Greece instituted capital controls on June 29th, causing the S&P 500 to drop over 2%. The debt payment was not submitted making Greece the first developed country to default on an IMF loan which resulted in the quarter ending on a negative note and leaving the S&P with another small quarterly gain.

Year-to-date total returns through June 30, 2015 for the DJIA, S&P 500, and Nasdaq Composite were 0.03%, 1.23%, and 5.99%, respectively. Healthcare and consumer discretionary sectors performed best over the period. The utilities sector, down 10.67%, had the worst performance in the first half of 2015 as investors prepared for a rate hike from the Fed. The energy sector also posted negative returns as oil prices remained at depressed levels.

West Texas Intermediate (WTI) continued to push lower into the 1Q2015, reaching the low $40's multiple times. WTI began to show signs of strength in late March as the U.S. rig count continued its fall and signs of global crude oil demand began to strengthen. By the end of the first quarter, the U.S. rig count had declined 43% year-to-date, to 1048. Operators across the country continued their efforts to stabilize their balance sheets by reducing rig counts and in some cases, postponing completions.

The decline in activity levels of major oil basins across the country extended into the second quarter of 2015, sparking a rally in oil prices. However, later in the quarter, uncertainty around whether Greece would remain in the Eurozone led to a strengthening U.S. dollar, which kept a lid on crude. Talk of an Iranian nuclear deal also added uncertainty as Iran could increase its exports of crude, potentially adding supply to an already oversupplied market. Aside from these headlines, we saw two major reasons to become more constructive on energy stocks. First, global demand for crude continued its strength from the 1Q2015. Improving demand coupled with drastic declines in capital expenditures for exploration have the potential to swing the globe from being an oversupplied market to a more balanced or even an undersupplied market over the next few years. Secondly, energy stocks are trading near historic price-to-book (P/B) lows. Energy stocks have only traded below 65% of the P/B of the S&P 500 two prior times in the last 30 years.

The reduction in activity levels across the U.S. will likely lead to month-over-month production declines in the second half of 2015. It is important to note that outside of OPEC, global oil production growth the last several years came almost entirely from North America. While OPEC has increased its production in recent months, its spare capacity continues to erode. With global oil demand recently being revised higher, some speculation has developed over the potential tightening of the supply and demand picture.

For the first half of 2015 ("1H2015"), the Fund's total return was 0.17%* for Class A and -0.17%* for Class C compared to returns of -4.69%, -2.77%, and 1.94% for the S&P 1500 Energy Index, Morningstar Equity Energy Category, and Russell 3000, respectively. Depressed crude prices during the 1H2015 contributed to the energy sector's underperformance versus the broader market. Key contributions to the Fund's relative outperformance for the 1H2015 included selection in exploration & production and pipeline industries, as well as an overweight allocation in oilfield service and equipment and underweight allocation in coal producers and offshore drillers. Detracting from performance included our allocation to utilities and railroads.

We remain positive on the investment thesis of the North American Shale Revolution, but have become more selective when making investment decisions. The Portfolio Management Team (the "Team") believes oil trades below the price that will result in supply and demand equilibrium, weighing on exploration capital expenditures throughout the world. This will have a negative impact on oil production, which should ultimately lead to a balancing of global oil supply and demand and higher crude prices.

While the recent decline in crude prices has created headwinds for the energy sector, the price-to-book valuation of the sector coupled with an improving supply and demand outlook create an attractive risk-reward profile for the Fund. The Team believes potential rising crude prices and continued efficiencies could bring upside to the return potential of the Fund.

If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.41% for Class A and 1.91% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.39% for Class A and 1.89% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.45% for Class A and 1.95% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	WB/MNA Stock Fund Class A without sales charge	WB/MNA Stock Fund Class A with maximum sales charge	Russell 3000 Index
12/31/04	$10,000	$9,500	$10,000
12/30/05	$11,165	$10,606	$10,612
12/29/06	$12,028	$11,426	$12,280
12/31/07	$11,917	$11,321	$12,911
12/31/08	$9,610	$9,130	$8,094
12/31/09	$11,466	$10,892	$10,388
12/31/10	$16,904	$16,058	$12,147
12/30/11	$17,756	$16,867	$12,272
12/31/12	$17,788	$16,898	$14,286
12/31/13	$23,480	$22,305	$19,079
12/31/14	$20,795	$19,755	$21,475
6/30/15	$20,831	$19,789	$21,892

Average Annual Total Returns for the periods ending June 30, 2015

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-24.52%	10.58%	13.20%	7.36%	8.00%
Class A With sales charge (5.00%)	-28.27%	8.69%	12.04%	6.81%	7.66%
Class C Without CDSC	-25.00%	N/A	N/A	N/A	-16.50%
Class C With CDSC (1.00%)	-25.72%	N/A	N/A	N/A	-16.50%

*	April 5, 1999 for Class A; May 1, 2014 for Class C

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.41% for Class A and 1.91% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.39% for Class A and 1.89% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.45% for Class A and 1.95% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the "Dividend Harvest Fund" or "Fund") for the six months ended June 30, 2015. The Fund's portfolio and related financial statements are presented within for your review.

Stocks fell early in the first quarter of 2015 as the price of oil declined to multi-year lows. Lower revenues prompted investors to avoid the energy sector, including related industrial firms that may be hurt by reduced capital expenditures. Oil stabilized in February causing a rebound in the energy sector. Positive economic news out of Europe also helped the broader market move into positive territory, and news of a four-month extension of Greece's debt relief package removed the immediate threat of Greece leaving the Eurozone. The S&P 500, consisting of large-cap companies, reached all-time highs mid-quarter and the Nasdaq exceeded 5,000 for the first time since the dot-com bubble 15 years earlier. Markets declined modestly late in the first quarter amid worrisome economic numbers, weak commodity prices, concerns about global economic growth, and the expectation of an interest rate hike later this year, leaving a small quarterly gain for the broad stock market. Despite the announcement of a larger-than-expected quantitative easing program in Europe and Fed remarks that led many to believe that interest rates will rise more slowly than expected, investors maintained a generally cautious equity sentiment during the quarter. Small-cap stocks performed best due in part to their lower exposure to foreign markets, which hurt U.S. multi-national firms as the U.S. dollar strengthened.

At the beginning of the second quarter investors prepared themselves for corporate earnings reports that were expected to be negatively impacted by falling energy prices and a strong U.S. dollar. While earnings certainly were affected, they came in better than analyst expectations. Analysts expected earnings to be down 4.7% from last year, but were instead up 0.8%. Although positive, this was the slowest rate of growth in over two years, largely affected by energy sector profits. U.S. economic data points generally showed strength. Thus far in 2015, the annual job growth rate was above three million jobs, driving the unemployment rate down to 5.3%. Wage growth was on the rise and consumer confidence was approaching levels last seen before the financial crisis. By mid-quarter, the S&P 500 had risen by 3%. Most of the negative news in the second quarter came from international affairs. The Chinese stock market experienced a material pullback following data which reflected a continued slowdown in the Chinese economy. Breakdowns in negotiations between Greece and its creditors had a negative impact on markets across the globe. In preparation for impending default, Greece instituted capital controls on June 29th, causing the S&P 500 to drop over 2%. The debt payment was not submitted making Greece the first developed country to default on an IMF loan which resulted in the quarter ending on a negative note and leaving the S&P with another small quarterly gain.

Year-to-date total returns through June 30, 2015 for the DJIA, S&P 500, and Nasdaq Composite were 0.03%, 1.23%, and 5.99%, respectively. Healthcare and consumer discretionary sectors performed best over the period. The utilities sector, down 10.67%, had the worst performance in the first half of 2015 as investors prepared for a rate hike from the Fed. The energy sector also posted negative returns as oil prices remained at depressed levels.

The Fund had a total return of -1.26%* for the six months ended June 30, 2015 while the S&P 500 returned 1.23% and the Morningstar Large-Cap Value Category total return was 0.06%. Detracting from relative performance of the Fund to the S&P 500 included selection in the consumer staples and healthcare sectors, an overweight allocation in the utilities sector, an underweight allocation in the healthcare sector. Contributing positively to relative performance was stock selection in the energy and financials sectors.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. In selecting securities, the Portfolio Management Team (the "Team") considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. In addition, the Team invests at least 65% of the Fund's net assets in equity securities that have consistently increased dividends for a period of at least 10 years. The Team emphasizes dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation. Due to the Fund's investment objective and strategy it is somewhat likely (although not certain) that the Fund's returns will be less volatile than the market as a whole. That is, the Fund may generally appreciate less when the market is rising and decline less when the market is falling.

If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.60%. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Dividend Harvest Fund without sales charge	Integrity Dividend Harvest Fund with maximum sales charge	S&P 500 Index
5/1/12	$10,000	$9,497	$10,000
12/31/12	$10,286	$9,769	$10,310
12/31/13	$12,743	$12,102	$13,649
12/31/14	$14,198	$13,484	$15,518
6/30/15	$14,019	$13,313	$15,709

Average Annual Total Returns for the periods ending June 30, 2015

	1 year	3 year	5 year	10 year	Since Inception (May 1, 2012)
Without sales charge	1.65%	11.66%	N/A	N/A	11.26%
With sales charge (5.00%)	-3.46%	9.76%	N/A	N/A	9.46%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.60%. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Growth & Income Fund" or "Fund") for the six months ended June 30, 2015. The Fund's portfolio and related financial statements are presented within for your review.

Stocks fell early in the first quarter of 2015 as the price of oil declined to multi-year lows. Lower revenues prompted investors to avoid the energy sector, including related industrial firms that may be hurt by reduced capital expenditures. Oil stabilized in February causing a rebound in the energy sector. Positive economic news out of Europe also helped the broader market move into positive territory and news of a four-month extension of Greece's debt relief package removed the immediate threat of Greece leaving the Eurozone. The S&P 500, consisting of large-cap companies, reached all-time highs mid-quarter and the Nasdaq exceeded 5,000 for the first time since the dot-com bubble 15 years earlier. Markets declined modestly late in the first quarter amid worrisome economic numbers, weak commodity prices, concerns about global economic growth, and the expectation of an interest rate hike later this year, leaving a small quarterly gain for the broad stock market. Despite the announcement of a larger-than-expected quantitative easing program in Europe and Fed remarks that led many to believe that interest rates will rise more slowly than expected, investors maintained a generally cautious equity sentiment during the quarter. Small-cap stocks performed best due in part to their lower exposure to foreign markets, which hurt U.S. multi-national firms as the U.S. dollar strengthened.

At the beginning of the second quarter investors prepared themselves for corporate earnings reports that were expected to be negatively impacted by falling energy prices and a strong U.S. dollar. While earnings certainly were affected, they came in better than analyst expectations. Analysts expected earnings to be down 4.7% from last year, but were instead up 0.8%. Although positive, this was the slowest rate of growth in over two years, largely affected by energy sector profits. U.S. economic data points generally showed strength. Thus far in 2015, the annual job growth rate was above three million jobs, driving the unemployment rate down to 5.3%. Wage growth was on the rise and consumer confidence was approaching levels last seen before the financial crisis. By mid-quarter, the S&P 500 had risen by 3%. Most of the negative news in the second quarter came from international affairs. The Chinese stock market experienced a material pullback following data which reflected a continued slowdown in the Chinese economy. Breakdowns in negotiations between Greece and its creditors had a negative impact on markets across the globe. In preparation for impending default, Greece instituted capital controls on June 29th, causing the S&P 500 to drop over 2%. The debt payment was not submitted making Greece the first developed country to default on an IMF loan which resulted in the quarter ending on a negative note and leaving the S&P with another small quarterly gain.

Year-to-date total returns through June 30, 2015 for the DJIA, S&P 500, and Nasdaq Composite were 0.03%, 1.23%, and 5.99%, respectively. Healthcare and consumer discretionary sectors performed best over the period. The utilities sector, down 10.67%, had the worst performance in the first half of 2015 as investors prepared for a rate hike from the Fed. The energy sector also posted negative returns as oil prices remained at depressed levels.

The Fund had a total return of 3.93%* for the six months ended June 30, 2015 while the S&P 500 returned 1.23% and the Morningstar Large-Cap Growth Category total return was 4.02%. Key contributions to the relative outperformance of the Fund to the S&P 500 included selection in the consumer discretionary, energy, and financials sectors and an overweight allocation in the consumer discretionary sector. Detracting from relative performance was stock selection in the industrials sector.

The Fund is managed using a blended growth and income investment strategy. The Portfolio Management Team (the "Team") seeks to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. The Team also tries to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.81%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity Growth & Income Fund without sales charge	Integrity Growth & Income Fund with maximum sales charge	S&P 500 Index
12/31/04	$10,000	$9,500	$10,000
12/30/05	$10,932	$10,386	$10,491
12/29/06	$12,577	$11,949	$12,148
12/31/07	$13,579	$12,901	$12,816
12/31/08	$9,905	$9,410	$8,074
12/31/09	$11,247	$10,685	$10,211
12/31/10	$13,179	$12,521	$11,749
12/30/11	$13,447	$12,776	$11,997
12/31/12	$15,282	$14,519	$13,917
12/31/13	$19,525	$18,550	$18,425
12/31/14	$20,699	$19,665	$20,947
6/30/15	$21,513	$20,438	$21,205

Average Annual Total Returns for the periods ending June 30, 2015

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without sales charge	0.80%	15.62%	15.83%	7.72%	8.71%
With sales charge (5.00%)	-4.23%	13.67%	14.65%	7.16%	8.44%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.81%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "High Income Fund" or "Fund") for the six months ended June 30, 2015. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

Continued accommodative global central bank actions during the first quarter of the year helped drive demand for risk assets despite continued global growth concerns. High yield benefitted from demand due to low global rates, but was pressured by episodes of volatility due to global economic uncertainty. The high-yield energy sector stabilized and performance benefitted from the risk bid despite continued pressure on the price of oil. Issuers took advantage of lower rates and the reemergence of the risk bid.

The high-yield energy sector drove the broader high-yield market to strong gains early in the second quarter, but as the Federal Reserve moved closer to the beginning of a rate hike cycle, U.S. Treasuries yields increased and pressured fixed income markets. The lower-tier energy sector came under renewed pressure as the quarter progressed and, coupled with Greece developments the last few trading days of June, volatility spiked and global equity markets moved dramatically lower.

High yield returned 2.50% (as measured by the Bank of America Merrill Lynch US High Yield Master II Constrained Index) for the first six months of 2015. New issue supply totaled $191 billion for the year-to-date period. Issuers continue be of better quality but acquisitions and general corporate purpose use of proceeds have increased versus prior years. Despite the significant new issue supply in the first quarter, technicals were relatively strong as retail fund inflows totaled $9 billion for the first three months of the year. Beginning in April, however, technicals deteriorated substantially and $5 billion flowed out of retail mutual funds during the second quarter. Defaults (ex-TXU) were 1.88% on a trailing 12-month par-weighted basis and are expected to be 1.5-2.0% through 2015.

For the trailing six-months ending June 30, 2015, high yield returned 2.53% (as measured by the Bank of America Merrill Lynch US High Yield Master II Constrained Index) and outperformed all other major fixed income classes during the period except emerging markets (EMCB), 3.44%; five-year Treasuries (GA05), 1.12%; U.S. Aggregate (D0A0), -0.09%; and high-grade credit (C0A0), -0.46%. Spreads tightened 14 basis points (bps) year to date, closing the period at 490 bps. Yield-to-worst ended the six months at 6.51%, also 14 bps tighter this year. Single-B credits returned 3.18%, outperforming double-B's, 2.32%; and CCCs, 1.37%. Insurance was one of the best-performing sectors during the six-month period, 5.78%, while metals and mining was one of the worst, -5.41%. Big and liquid names lagged the broader market (as measured by the Barclays Very Liquid Index), posting a year-to-date return of 2.23%.

Portfolio Performance and Positioning

For the year-to-date period ending June 30, 2015, the Integrity High Income Fund returned 2.05%* (A Class Shares, net of fees) and 1.66%* (C Class Shares, net of fees) compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Index, which returned 2.53%, and the Morningstar High Yield category return of 2.40%. The Fund underperformed its benchmark due to security selection in the retailers, telecommunications and midstream sectors. The largest detractors came from relative weightings in Claire's Stores, Intelsat Jackson Holding, Windstream Corporation, Arch Coal and Reichhold. Alternatively, relative contributions from security selection in the independent energy, healthcare and metals and mining sectors enhanced performance for the period. Specifically, relative weightings in EP Energy, Samson Investment Company, Caesars Entertainment Corporation, DJO Finance and Alpha Natural Resources improved results in the period.

Compared to the benchmark at June 30, 2015, the Fund was overweight in technology, health care and gaming due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking/financials, metals and mining and electric utilities because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations. Relative to the benchmark, the Fund's spread and yield are lower and the duration of the Fund remains shorter compared to the benchmark.

Market Outlook

U.S. economic activity has been mixed in the first half 2015; however we anticipate corporate earnings will remain supportive of high-yield fundamentals for the rest of 2015. European economic growth has recently shown modest improvement; however, overall growth outside of the U.S. remains sluggish and could continue to impact risk asset performance. Default rates are expected to come off historic lows and are forecasted to be 1.5-2.0% through 2015, well below long-term averages. We expect a prolonged period of lower energy commodity prices; however, security prices reflect a more rapid rise. We view sub-$60 a barrel oil into late 2016 as problematic for low-tier energy sector and would perhaps raise defaults by 1-2%. For the vast majority of the high-yield market, the decline in oil is a benefit to either end demand or cost inputs and should help sustain healthy fundamentals. We expect new issue activity to remain robust and be led by refinancing. We expect merger-and-acquisition activity and general corporate-purpose financings to continue to increase. More broadly, management actions are consistent with late mid-cycle behavior. As central bank policies develop, and if global growth concerns continue, episodes of volatility will persist while increasing dispersion of returns among individual issuers and sectors. Spread and performance volatility may also continue surrounding technical pressures resulting from retail fund flows. Excess returns are expected to be strong in 2015. Our base case scenario is for high yield to return 5-7% as coupon return plus modest spread tightening is offset by default experience and the eventual rise in rates. We believe our current portfolio positioning and our fundamental research-based, bottom-up oriented style should allow us to take advantage of market opportunities.

If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.64% for Class A and 2.39% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% for Class A and 1.90% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15% for Class A and 1.90% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
12/31/04	$10,000	$9,574	$10,000
12/30/05	$10,748	$10,290	$10,274
12/29/06	$11,894	$11,387	$11,493
12/31/07	$10,696	$10,240	$11,709
12/31/08	$7,033	$6,734	$8,647
12/31/09	$10,942	$10,475	$13,680
12/31/10	$12,407	$11,878	$15,747
12/30/11	$12,949	$12,397	$16,532
12/31/12	$14,790	$14,159	$19,146
12/31/13	$15,725	$15,055	$20,574
12/31/14	$16,014	$15,331	$21,081
6/30/15	$16,341	$15,645	$21,612

Average Annual Total Returns for the periods ending June 30, 2015

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	-0.45%	5.76%	7.64%	4.77%	5.38%
Class A With sales charge (4.25%)	-4.67%	4.25%	6.70%	4.32%	4.97%
Class C Without CDSC	-1.19%	4.97%	6.86%	4.00%	4.56%
Class C With CDSC (1.00%)	-2.13%	4.97%	6.86%	4.00%	4.56%

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.64% for Class A and 2.39% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% for Class A and 1.90% for Class C. The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2016 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15% for Class A and 1.90% for Class C. This expense limitation agreement may only be terminated or modified prior to April 29, 2016 with the approval of the Fund's Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS June 30, 2015 (unaudited)

Energy	81.0%
Cash Equivalents and Other	6.7%
Industrials	6.7%
Materials	4.2%
Utilities	1.4%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited)

	Shares	Fair Value

COMMON STOCKS (93.3%)

Energy (81.0%)
Anadarko Petroleum	362,000	$28,257,720
Baker Hughes Inc	695,000	42,881,500
*Basic Energy Svcs	480,000	3,624,000
*Bonanza Creek Energy	250,000	4,562,500
*C&J Energy Services Ltd	660,000	8,712,000
*Cameron International Corp	150,000	7,855,500
*Carrizo Oil & Gas Inc	113,000	5,564,120
Chevron Corp	74,000	7,138,780
Cimarex Energy Co.	192,000	21,179,520
*Diamondback Energy	438,000	33,016,440
EOG Resources Inc	260,000	22,763,000
Enbridge Inc	285,000	13,335,150
Exterran Holdings	770,000	25,140,500
Exxon Mobil Corp	365,000	30,368,000
*FMC Technologies, Inc.	320,000	13,276,800
*Forum Energy Technologies Inc	455,000	9,227,400
*Gulfport Energy Corp	70,000	2,817,500
Halliburton Company	544,000	23,430,080
Helmerich & Payne Inc	210,000	14,788,200
Kinder Morgan Inc	1,212,000	46,528,680
Marathon Petroleum Corp	110,000	5,754,100
*Memorial Resource Development	735,000	13,942,950
National Oilwell Varco Inc	90,000	4,345,200
Noble Energy Inc	92,000	3,926,560
ONEOK Inc	136,000	5,369,280
*PDC Energy Inc	334,000	17,915,760
Patterson-Uti Energy Inc	720,000	13,546,800
Phillips 66	450,000	36,252,000
Pioneer Natural Resources	85,000	11,788,650
RPC Inc	405,000	5,601,150
*Sanchez Energy Corp	1,000,000	9,800,000
Schlumberger Ltd	355,000	30,597,450
Semgroup Corp	280,000	22,254,400
Superior Energy Services	1,005,000	21,145,200
Tesoro Corp	197,000	16,628,770
TransCanada Corp	140,000	5,686,800
*Triangle Petroleum Corp	850,000	4,267,000
US Silica Holdings Inc	300,000	8,808,000
Valero Energy Corp	140,000	8,764,000
*Whiting Petroleum Corp	291,000	9,777,600
Williams Companies Inc	600,000	34,434,000
		655,073,060
Industrials (6.7%)
Canadian Pacific Railway LTD	89,000	14,260,470
Fluor Corp	80,000	4,240,800
*Quanta Services, Inc.	570,000	16,427,400
Union Pacific Corp	203,000	19,360,110
		54,288,780
Materials (4.2%)
CF Industries Holdings Inc	45,000	2,892,600
*Flotek Industries Inc	560,000	7,016,800
Lyondellbasell Indu Class A	120,000	12,422,400
Monsanto Company	42,000	4,476,780
Westlake Chemical Corp	100,000	6,859,000
		33,667,580
Utilities (1.4%)
CenterPoint Energy Inc	200,000	3,806,000
OGE Energy Corp	270,000	7,713,900
		11,519,900

TOTAL COMMON STOCKS (COST: $779,144,489)		$754,549,320

SHORT-TERM SECURITIES (6.6%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.046% (COST: $53,056,974)	53,056,974	$53,056,974

TOTAL INVESTMENTS IN SECURITIES (COST: $832,201,463) (99.9%)		$807,606,294
OTHER ASSETS LESS LIABILITIES (0.1%)		933,905

NET ASSETS (100.0%)		$808,540,199

*	Non-income producing

^	Variable rate security; rate shown represents rate as of June 30, 2015.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS June 30, 2015 (unaudited)

Consumer Staples	29.9%
Telecommunication Services	10.8%
Industrials	10.0%
Utilities	9.9%
Energy	8.7%
Financials	8.7%
Health Care	6.7%
Consumer Discretionary	6.3%
Information Technology	5.0%
Cash Equivalents and Other	2.3%
Materials	1.7%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited)

	Shares	Fair Value
COMMON STOCKS (97.7%)

Consumer Discretionary (6.3%)
McDonalds Corp	14,200.00	$1,349,994
Target Corp	9,000.00	734,670
		2,084,664
Consumer Staples (29.9%)
Altria Group Inc	34,000.00	1,662,940
Coca-Cola Co/The	33,000.00	1,294,590
General Mills Inc	6,000.00	334,320
Kimberly-Clark Corp	13,500.00	1,430,595
PepsiCo Inc	13,800.00	1,288,092
Procter & Gamble Co/The	22,500.00	1,760,400
Reynolds American Inc	9,700.00	724,202
Sysco Corp	21,000.00	758,100
Walmart Stores Inc	9,000.00	638,370
		9,891,609
Energy (8.7%)
Chevron Corp	7,500.00	723,525
ConocoPhillips	4,000.00	245,640
Exxon Mobil Corp	1,700.00	141,440
Kinder Morgan Inc	22,000.00	844,580
Williams Companies Inc	16,000.00	918,240
		2,873,425
Financials (8.7%)
Cincinnati Financial Corp	9,000.00	451,620
JP Morgan Chase & Co	10,500.00	711,480
Mercury General Corp	12,500.00	695,625
Old Republic Intl Corp	30,000.00	468,900
Wells Fargo & Company	10,100.00	568,024
		2,895,649
Health Care (6.7%)
Glaxosmithkline PLC - ADR	12,800.00	533,120
Johnson & Johnson	14,000.00	1,364,440
Pfizer Inc	9,500.00	318,535
		2,216,095
Industrials (10.0%)
Caterpillar Inc	5,500.00	466,510
Emerson Electric Co	13,000.00	720,590
General Electric Co	23,000.00	611,110
Lockheed Martin Corp	2,700.00	501,930
3M Co	3,300.00	509,190
Waste Management	10,500.00	486,675
		3,296,005
Information Technology (5.0%)
International Business Machines	5,000.00	813,300
Maxim Integrated Products	9,800.00	338,835
Microsoft Corp	11,700.00	516,555
		1,668,690
Materials (1.7%)
Dow Chemical Co/The	11,000.00	562,870

Telecommunication Services (10.8%)
AT&T Inc	63,000.00	2,237,760
Verizon Communications Inc	21,000.00	978,810
Vodafone Group PLC-SP - ADR	10,000.00	364,500
		3,581,070
Utilities (9.9%)
CenterPoint Energy Inc	24,000.00	456,720
Consolidated Edison Inc	17,500.00	1,012,900
Dominion Resources	6,700.00	448,029
Duke Energy Corp	6,500.00	459,030
PPL Corp	14,500.00	427,315
Southern Company	11,700.00	490,230
		3,294,224

TOTAL COMMON STOCKS (COST: $31,240,070)		$32,364,301

SHORT-TERM SECURITIES (2.3%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.046% (COST: $748,361)	748,361	$748,361

TOTAL INVESTMENTS IN SECURITIES (COST: $31,988,431) (100.0%)		$33,112,662
OTHER ASSETS LESS LIABILITIES (0.0%)		11,999

NET ASSETS (100.0%)		$33,124,661

^	Variable rate security; rate shown represents rate as of June 30, 2015.

ADR -	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS June 30, 2015 (unaudited)

Consumer Discretionary	19.3%
Financials	16.7%
Information Technology	16.6%
Health Care	12.6%
Industrials	10.2%
Consumer Staples	7.7%
Energy	6.8%
Cash Equivalents and Other	3.5%
Materials	3.4%
Utilities	1.7%
Telecommunication Services	1.5%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited)

	Shares	Fair Value
COMMON STOCKS (96.5%)

Consumer Discretionary (19.3%)
CBS Corp - Class A	19,000	$1,054,500
Lowe's Companies Inc	9,000	602,730
Macy's Inc	5,500	371,085
*O'Reilly Automotive Inc	2,500	564,950
Starbucks Corp	21,000	1,125,915
*Tesla Motors, Inc	1,000	268,260
*Under Armour Inc	8,000	667,520
Walt Disney Company	21,000	2,396,940
		7,051,900
Consumer Staples (7.7%)
CVS Corp	3,800	398,544
Kimberly-Clark Corp	6,000	635,820
Mondelez International Inc	22,000	905,080
PepsiCo Inc	7,500	700,050
Sysco Corp	5,000	180,500
		2,819,994
Energy (6.8%)
Baker Hughes Inc	5,000	308,500
Kinder Morgan Inc	22,000	844,580
*PDC Energy Inc	3,800	203,832
Phillips 66	7,000	563,920
Williams Companies Inc	10,000	573,900
		2,494,732
Financials (16.7%)
Bank of America	42,000	714,840
BlackRock Inc	1,700	588,166
JP Morgan Chase & Co	25,000	1,694,000
MetLife Inc	24,500	1,371,755
US Bancorp	12,500	542,500
Wells Fargo & Company	21,000	1,181,040
		6,092,301
Health Care (12.6%)
Becton Dickinson & Co	4,200	594,930
Gilead Sciences Inc	3,500	409,780
HCA Holdings Inc	9,000	816,480
Johnson & Johnson	6,500	633,490
Novartis AG - ADR	3,200	314,688
ST Jude Medical Inc	12,800	935,296
Thermo Fisher Scientific Inc	7,000	908,320
		4,612,984
Industrials (10.2%)
American Airlines Group Inc	6,000	239,610
Boeing Co	6,400	887,808
General Electric Co	18,000	478,260
*Quanta Services, Inc.	13,000	374,660
*Solarcity Corp	6,500	348,075
Union Pacific Corp	11,000	1,049,070
United Parcel Service Inc - Class B	3,400	329,494
		3,706,977
Information Technology (16.6%)
Altera Corp	14,000	716,800
Apple Inc	12,000	1,505,100
*Google Inc - Class A	1,250	675,050
Himax Technologies Inc	80,000	642,400
International Business Machines	1,500	243,990
*Micron Technology	20,000	376,800
Qualcomm Inc	5,000	313,150
*SunEdison Inc	35,000	1,046,850
Visa Inc	8,000	537,200
		6,057,340
Materials (3.4%)
Ashland Inc.	3,300	402,270
Dow Chemical Co/The	11,000	562,870
Huntsman Corp	13,000	286,910
		1,252,050
Telecommunication Services (1.5%)
Verizon Communications Inc	12,000	559,320

Utilities (1.7%)
Allete Inc	13,000	603,070

TOTAL COMMON STOCKS (COST: $29,892,679)		$35,250,668

SHORT-TERM SECURITIES (1.6%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.046% (COST: $577,837)	577,837	$577,837

TOTAL INVESTMENTS IN SECURITIES (COST: $30,470,516) (98.1%)		$35,828,505
OTHER ASSETS LESS LIABILITIES (1.9%)		705,206

NET ASSETS (100.0%)		$36,533,711

*	Non-income producing

^	Variable rate security; rate shown represents rate as of June 30, 2015.

ADR -	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS June 30, 2015 (unaudited)

Consumer Discretionary	27.1%
Health Care	10.9%
Telecommunication Services	10.4%
Industrials	9.9%
Energy	9.1%
Information Technology	9.1%
Financials	6.8%
Cash Equivalents and Other	5.6%
Materials	5.4%
Consumer Staples	4.6%
Utilities	1.1%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited)

	Principal Amount	Fair Value
CORPORATE BONDS (93.7%)

Consumer Discretionary (27.1%)
Academy Ltd - 144A 9.250% 8/1/19	$70,000	$73,549
Allegion US Holdings Co 5.750% 10/1/21	30,000	30,975
Altice SA - 144A 7.750% 5/15/22	200,000	193,500
AMC Entertainment Inc-144A 5.750% 6/15/25	85,000	83,300
American Axle & MFG Inc 7.750% 11/15/19	50,000	56,500
Avintiv Specialty Materials 7.750% 2/1/19	65,000	66,950
BC Mountain LLC - 144A 7.000% 2/1/21	20,000	17,800
BC/New Red Finance Inc - 144A 6.000% 4/1/22	70,000	71,925
(5)Caesars Entertainment 8.500% 2/15/20	155,000	124,775
(5)Caesars Entertainment 9.000% 2/15/20	90,000	72,900
(5)Caesars Operating Escrow 9.000% 2/15/20	320,000	260,800
CCO Holding LLC/Cap Corp 6.500% 4/30/21	165,000	172,631
CCO Holdings LLC/Cap Corp - 144A 5.125% 5/1/23	45,000	43,762
CCO Holdings LLC/Cap Corp - 144A 5.375% 5/1/25	35,000	34,081
*CCO Holdings LLC/Cap Corp 5.250% 3/15/21	195,000	194,512
CCO Holdings LLC/CAP Corp 7.375% 6/1/20	100,000	105,625
(1)Chinos Intermediate Holdings - 144A 7.750% 5/1/19	50,000	40,250
*Chrysler GP/CG CO-Issuer 8.250% 6/15/21	200,000	218,000
Cinemark USA Inc 4.875% 6/1/23	45,000	43,256
Cinemark USA Inc 7.375% 6/15/21	85,000	89,887
Claire's Stores Inc - 144A 9.000% 3/15/19	160,000	135,200
Claires Stores Inc 8.875% 3/15/19	75,000	33,375
Clear Channel Worldwide 6.500% 11/15/22	95,000	97,375
*Clear Channel Worldwide 6.500% 11/15/22	310,000	322,787
Clear Channel Worldwide 7.625% 3/15/20	50,000	51,625
Clear Channel Worldwide 7.625% 3/15/20	165,000	172,012
CSC Holdings LLC 8.625% 2/15/19	20,000	22,675
Dana Holding Corp 5.375% 9/15/21	25,000	25,625
Dana Holding Corp 5.500% 12/15/24	55,000	54,038
Dana Holding Corp 6.000% 9/15/23	55,000	57,372
Dana Holding Corp 6.750% 2/15/21	30,000	31,425
Dish DBS Corp 5.125% 5/1/20	20,000	20,225
Dish DBS Corp 5.875% 11/15/24	135,000	129,684
*Dish DBS Corp 5.875% 7/15/22	180,000	176,400
Dish DBS Corp 6.750% 6/1/21	295,000	307,538
Dish DBS Corp 7.875% 9/1/19	15,000	16,635
Dreamworks Animation SKG - 144A 6.875% 8/15/20	90,000	89,100
General Motors Co 4.875% 10/2/23	170,000	179,226
General Motors Finl Co 3.450% 4/10/22	45,000	44,093
General Motors Finl Co 4.250% 5/15/23	35,000	35,415
Goodyear Tire & Rubber 6.500% 3/1/21	45,000	47,644
Goodyear Tire & Rubber Corp 8.250% 8/15/20	50,000	52,275
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	53,775
Gymboree Corp 9.125% 12/1/18	85,000	32,300
(5)Harrahs Operating Co Inc 11.250% 6/1/17	160,000	125,600
HD Supply Inc 11.000% 4/15/20	50,000	55,645
HD Supply Inc 11.500% 7/15/20	75,000	86,625
HD Supply,Inc CMT - 144A 5.250% 12/15/21	65,000	65,894
Hilton Worldwide Finance 5.625% 10/15/21	35,000	36,354
Hughes Satellite Systems Corp 6.500% 6/15/19	27,000	29,295
iHeartCommunications Inc - 144A 10.625% 3/15/23	45,000	42,637
iHeartCommunications Inc 9.000% 3/1/21	135,000	122,175
International Game Tech - 144A 6.250% 2/15/22	200,000	191,000
Interval Acquistion Corp - 144A 5.625% 4/15/23	60,000	60,750
Inventiv Health Inc - 144A 11.000% 8/15/18	15,000	14,475
Inventiv Health Inc - 144A 11.000% 8/15/18	21,000	20,160
(1)Inventiv Health Inc - 144A 12.000% 8/15/18	51,940	53,888
Inventiv Health Inc - 144A 9.000% 1/15/18	105,000	109,463
Isle of Capri Casinos 5.875% 3/15/21	60,000	61,650
JC Penney Corp 6.375% 10/15/36	90,000	66,600
Limited Brands Inc 6.625% 4/1/21	110,000	120,932
LTF Merger Sub Inc-144A 8.500% 6/15/23	90,000	86,850
Lynx I Corp - 144A 5.375% 4/15/21	180,000	185,400
Marina District Fin 9.875% 8/15/18	120,000	123,300
McGraw-Hill Global ED 9.750% 4/1/21	50,000	55,000
MGM Resort Intl 7.750% 3/15/22	160,000	176,000
MGM Resort Intl 6.750% 10/1/20	120,000	127,200
MGM Resorts Intl 6.000% 3/15/23	130,000	131,625
*MGM Resorts Intl 5.250% 3/31/20	160,000	161,200
Michaels Stores Inc- 144A 5.875% 12/15/20	45,000	47,138
Neiman Marcus - 144A 8.000% 10/15/21	40,000	42,100
(1)Neiman Marcus - 144A 8.750% 10/15/21	70,000	75,163
Nexeo Solutions LLC/Corp 8.375% 3/1/18	65,000	60,125
Nexstar Broadcasting, Inc 6.875% 11/15/20	110,000	116,600
Nexstar Broadcasting, Inc - 144A 6.125% 2/15/22	25,000	25,375
Nielsen Finance LLC - 144A 5.000% 4/15/22	90,000	88,200
Numericable -SFR - 144A 6.000% 5/15/22	200,000	197,125
Omega US Sub LLC-144A 8.750% 7/15/23	55,000	54,863
Outfront Media Capital LLC 5.250% 2/15/22	20,000	20,250
Outfront Media Capital LLC 5.625% 2/15/24	15,000	15,337
Party City Holdings Inc 8.875% 8/1/20	130,000	138,775
Petco Animal Supplies - 144A 9.250% 12/1/18	105,000	109,725
Quebecor Media 5.750% 1/15/23	155,000	154,613
Radio Systems Corp - 144A 8.375% 11/1/19	115,000	121,900
Regal Entertainment Grp 5.750% 3/15/22	55,000	55,616
RHP Hotel PPTY 5.000% 4/15/21	130,000	130,000
RHP Hotel PPTY/RHP FINAN - 144A 5.000% 4/15/23	30,000	29,400
RKI EXP & Prod - 144A 8.500% 8/1/21	50,000	49,500
RSI Home Products Inc - 144A 6.500% 3/15/23	100,000	100,750
Sabre GLBL Inc - 144A 5.375% 4/15/23	65,000	64,025
Sally Holdings 5.750% 6/1/22	50,000	52,125
Serta Simmons Hldgs LLC - 144A 8.125% 10/1/20	235,000	247,925
Service Corp Intl 5.375% 5/15/24	40,000	41,800
Service Corp Intl 7.500% 4/1/27	155,000	178,250
Service Corp Intl 7.625% 10/1/18	25,000	28,500
Servicemaster Company 7.000% 8/15/20	42,000	44,363
Sirius XM Radio INC - 144A 4.625% 5/15/23	85,000	79,794
Sirius XM Radio INC - 144A 5.375% 4/15/25	75,000	72,375
Sirius XM Radio INC - 144A 5.750% 8/1/21	85,000	87,338
Sirius XM Radio INC - 144A 6.000% 7/15/24	35,000	35,350
Tegna Inc - 144A 4.875% 9/15/21	15,000	14,888
Tegna Inc - 144A 5.500% 9/15/24	15,000	14,850
Tempur Pedic Internation 6.875% 12/15/20	55,000	58,300
Time Inc - 144A 5.750% 4/15/22	80,000	77,400
Uncle Acquistion 2010 8.625% 2/15/19	120,000	106,800
Videotron Ltd - 144A 5.375% 6/15/24	35,000	35,000
Wynn Las Vegas LLC/Corp-144A 5.500% 3/1/25	105,000	100,013
Zayo Group LLC/Zayo Cap-144A 6.000% 4/1/23	115,000	113,586
Zayo Group LLC/Zayo Cap-144A 6.375% 5/15/25	35,000	33,950
ZF NA Capital-144A 4.750% 4/29/25	180,000	174,263
		9,785,965
Consumer Staples (4.6%)
B&G Foods Inc 4.625% 6/1/21	60,000	59,100
Bumble Bee Acquisition - 144A 9.000% 12/15/17	118,000	123,753
Central Garden & Pet Co 8.250% 3/1/18	134,000	137,216
Chiquita Brands Intl 7.875% 2/1/21	23,000	24,783
Constellation Brands Inc 3.750% 5/1/21	35,000	34,300
HJ Heinz Co - 144A 4.875% 2/15/25	95,000	103,431
HRG Group Inc-144A 7.750% 1/15/22	15,000	14,625
HRG Group Inc-144A 7.875% 7/15/19	15,000	15,825
Mem Prod Part LP/Fin Corp 7.625% 5/1/21	75,000	71,438
Post Holdings Inc - 144A 6.000% 12/15/22	35,000	33,687
Post Holdings Inc - 144A 6.750% 12/1/21	75,000	75,000
Post Holdings Inc 7.375% 2/15/22	145,000	147,537
Reynolds Group 5.750% 10/15/20	145,000	148,625
Reynolds GRP ISS/Reynold 9.000% 4/15/19	200,000	206,750
Reynolds GRP ISS/Reynold 9.875% 8/15/19	120,000	126,000
Rite Aid Corp - 144A 6.125% 4/1/23	110,000	113,300
Sally Holdings 5.500% 11/1/23	20,000	20,800
Spectrum Brands Hldgs 6.750% 3/15/20	100,000	105,300
Spectrum Brands Inc - 144A 5.750% 7/15/25	40,000	40,600
Spectrum Brands Inc 6.375% 11/15/20	35,000	37,013
Spectrum Brands Inc 6.625% 11/15/22	25,000	26,625
		1,665,708
Energy (9.1%)
American Energy/AEPB - 144A 7.125% 11/1/20	20,000	13,600
American Energy/AEPB - 144A 7.375% 11/1/21	35,000	23,778
American Energy/AEPB - 144A 8.000% 6/15/20	45,000	44,100
Antero Resources Corp 5.125% 12/1/22	25,000	23,625
Antero Resources Corp 5.375% 11/1/21	40,000	38,400
Antero Resources Finance 6.000% 12/1/20	10,000	10,050
Arch Coal Inc - 144A 8.000% 1/15/19	20,000	4,200
Arch Coal Inc 7.000% 6/15/19	40,000	5,800
Arch Coal Inc 7.250% 6/15/21	105,000	14,700
Atwood Oceanics Inc 6.500% 2/1/20	75,000	72,375
Baytex Energy Corp - 144A 5.625% 6/1/24	20,000	18,550
Berry Petroleum Co 6.375% 9/15/22	45,000	35,100
Blue Racer Mid LLC/Finan - 144A 6.125% 11/15/22	60,000	61,800
Breitburn Energy Partner 7.875% 4/15/22	30,000	24,900
Breitburn Energy Partner 8.625% 10/15/20	75,000	66,000
California Resources Corp 6.000% 11/15/24	95,000	81,700
Carrizo Oil & Gas Inc 6.250% 4/15/23	20,000	20,050
(2)Chesapeake Energy Corp 3.525% 4/15/19	25,000	22,875
Chesapeake Energy Corp 4.875% 4/15/22	45,000	39,037
Chesapeake Energy Corp 6.125% 2/15/21	20,000	18,800
Chesapeake Energy Corp 6.625% 8/15/20	80,000	78,000
Chesapeake Energy Corp 6.875% 11/15/20	25,000	24,375
Chesapeake Midstream PT 6.125% 7/15/22	65,000	69,062
Compressco Partners/FINA - 144A 7.250% 8/15/22	20,000	19,100
Comstock Resources Inc - 144A 10.000% 3/15/20	80,000	72,166
Concho Resources Inc 5.500% 4/1/23	15,000	15,000
Consol Energy Inc 5.875% 4/15/22	35,000	29,750
Crestwood Midstream Part 6.125% 3/1/22	10,000	10,200
Crestwood Midstream Partners - 144A 6.250% 4/1/23	35,000	36,400
Denbury Resources Inc - 144A 5.500% 5/1/22	85,000	75,863
Denbury Resources Inc 4.625% 7/15/23	65,000	54,600
EP Ener/Everest Acq Fin 7.750% 9/1/22	60,000	63,000
EV Energy Partners 8.000% 4/15/19	100,000	93,000
Halcon Resources Corp 9.250% 2/15/22	30,000	19,425
Halcon Resources Corp 9.750% 7/15/20	15,000	10,087
Halcon Resources Corp - 144A 8.625% 2/1/20	20,000	19,750
Halcon Resources Corp 8.875% 5/15/21	125,000	82,187
Hiland Part Lp/Corp - 144A 7.250% 10/1/20	60,000	64,800
Laredo Petroleum Inc 5.625% 1/15/22	35,000	34,650
Legacy Reserves/Finance 8.000% 12/1/20	70,000	60,900
Legacy Reserves/Finance 6.625% 12/1/21	40,000	32,400
Linn Energy LLC 7.750% 2/1/21	155,000	120,513
Linn Energy LLC 8.625% 4/15/20	10,000	8,202
Markwest Energy Part/Fin 4.875% 12/1/24	30,000	29,325
Markwest Energy Part/Fin 4.875% 6/1/25	120,000	117,300
Markwest Energy Part/Fin 5.500% 2/15/23	75,000	76,969
Meg Energy Corp - 144A 6.375% 1/30/23	75,000	69,375
Meg Energy Corp - 144A 7.000% 3/31/24	115,000	110,256
Mem Prod Part LP/Fin Corp 6.875% 8/1/22	30,000	27,135
Newfield Exploration Co 5.375% 1/1/26	35,000	34,650
Oasis Petroleum Inc - 144A 6.875% 3/15/22	80,000	81,200
Peabody Energy Corp 6.250% 11/15/21	80,000	27,200
Peabody Energy Corp 6.500% 9/15/20	10,000	3,400
Range Resources Corp-144A 4.875% 5/15/25	55,000	53,427
Regency Energy Partners 5.000% 10/1/22	30,000	30,474
Regency Energy Partners 5.500% 4/15/23	50,000	50,890
Regency Energy Partners 5.875% 3/1/22	20,000	21,290
Rentech NIT Part/Finance - 144A 6.500% 4/15/21	30,000	30,000
RSP Permian Inc - 144A 6.625% 10/1/22	15,000	15,338
Sanchez Energy Corp 6.125% 1/15/23	50,000	44,750
Sanchez Energy Corp 7.750% 6/15/21	10,000	9,950
Sandridge Energy Inc 8.125% 10/15/22	55,000	23,512
SM Energy Co - 144A 6.125% 11/15/22	20,000	20,554
SM Energy Co 5.625% 6/1/25	30,000	29,694
SM Energy Co 6.500% 1/1/23	15,000	15,375
Targa Resources Partners 5.250% 5/1/23	10,000	9,900
Targa Resources Partners - 144A 4.125% 11/15/19	20,000	19,800
Tesoro Corp 5.875% 10/1/20	82,000	84,255
Tesoro Corp 6.125% 10/15/21	45,000	46,912
Tesoro Logistics LP/CORP - 144A 6.250% 10/15/22	25,000	25,875
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	80,000	80,000
Ultra Petroleum Corp - 144A 6.125% 10/1/24	45,000	39,487
Vanguard Nat Res/VNR Fin 7.875% 4/1/20	45,000	42,975
Whiting Petroleum 8.125% 12/1/19	100,000	104,688
Whiting Petroleum Corp 5.750% 3/15/21	100,000	98,400
Whiting Petroleum Corp-144A 6.250% 4/1/23	50,000	49,625
WPX Energy Inc 5.250% 9/15/24	25,000	23,031
		3,279,882
Financial (6.8%)
Ally Financial Inc 6.250% 12/1/17	35,000	37,362
*Ally Financial Inc 3.500% 1/27/19	200,000	198,500
Ally Financial Inc 4.125% 3/30/20	110,000	109,793
Ally Financial Inc 4.625% 3/30/25	100,000	95,250
Ally Financial Inc 4.625% 5/19/22	40,000	39,500
Argos Merger Sub Inc - 144A 7.125% 3/15/23	165,000	172,837
Avaya Inc - 144A 7.000% 4/1/19	115,000	112,412
(2)(3)Bank of America Corp 8.000% 12/29/49	205,000	216,275
Cit Group Inc - 144A 5.500% 2/15/19	105,000	109,462
Cit Group Inc 3.875% 2/19/19	120,000	119,100
Cit Group Inc 5.250% 3/15/18	70,000	72,362
CNH Capital LLC 3.625% 4/15/18	85,000	85,000
Communications Sales & L - 144A 8.250% 10/15/23	105,000	103,163
Corrections Corp of America 4.125% 4/1/20	85,000	84,575
Corrections Corp of America 4.625% 5/1/23	113,000	110,740
Denali Borrower - 144A 5.625% 10/15/20	105,000	110,381
Geo Group Inc 5.875% 1/15/22	65,000	67,600
Geo Group Inc 6.625% 2/15/21	65,000	67,925
Infinity Acq LLC/FI Corp - 144A 7.250% 8/1/22	50,000	47,000
Intl Lease Fin Corp 6.250% 5/15/19	55,000	59,469
Intl Lease Fin Corp 4.625% 4/15/21	10,000	10,100
*Intl Lease Fin Corp 5.875% 4/1/19	255,000	271,881
James Hardie Intl Fin - 144A 5.875% 2/15/23	20,000	20,600
Nielsen Co Lux Sarl - 144A 5.500% 10/1/21	60,000	60,600
Realogy Group/CO-Issuer -144A 5.250% 12/1/21	15,000	15,188
WMG Acquisition Corp - 144A 5.625% 4/15/22	5,000	5,013
WMG Acquisition Corp - 144A 6.000% 1/15/21	61,000	62,220
		2,464,308
Health Care (10.9%)
21st Century Oncology-144A 11.000% 5/1/23	65,000	64,187
Alere Inc 6.500% 6/15/20	25,000	25,750
Alere Inc - 144A 6.375% 7/1/23	15,000	15,262
Davita Inc 5.000% 5/1/25	70,000	67,375
DJO Finco Inc/DJO Finance 8.125% 6/15/21	155,000	159,650
HCA Holdings Inc 6.250% 2/15/21	30,000	32,325
HCA INC 5.250% 4/15/25	25,000	26,000
HCA INC 5.375% 2/1/25	315,000	320,134
HCA Inc 6.500% 2/15/20	90,000	100,575
*HCA Inc 7.500% 2/15/22	485,000	557,144
Healthsouth Corp 7.750% 9/15/22	45,000	47,025
*Hologic Inc 6.250% 8/1/20	198,000	204,811
#Hologic Inc-144A 5.250% 7/15/22	80,000	81,700
IMS Health Inc - 144A 6.000% 11/1/20	130,000	133,900
Kindred Escrow Corp II-144A 8.000% 1/15/20	65,000	69,550
Kindred Escrow Corp II-144A 8.750% 1/15/23	45,000	48,881
Kinetics Concept/KCI USA 10.500% 11/1/18	145,000	154,790
Mallinckrodt Fin/SB - 144A 4.875% 4/15/20	25,000	25,439
Mallinckrodt Fin/SB - 144A 5.500% 4/15/25	20,000	19,400
Tenet Healthcare Corp 4.500% 4/1/21	40,000	39,600
Tenet Healthcare Corp 8.125% 4/1/22	145,000	158,557
Tenet Healthcare Corp 4.750% 6/1/20	85,000	86,328
Tenet Healthcare Corp 6.000% 10/1/20	85,000	90,631
Tenet Healthcare Corp 6.750% 2/1/20	20,000	20,900
*Tenet Healthcare Corp 8.000% 8/1/20	225,000	234,281
THC Escrow Corp 11-144A 6.750% 6/15/23	60,000	61,200
USPI Finance Corp 9.000% 4/1/20	90,000	96,075
Valeant Pharmaceuticals - 144A 6.750% 8/15/21	90,000	93,825
Valeant Pharmaceuticals - 144A 7.000% 10/1/20	75,000	78,000
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	180,000	191,250
Valeant Pharmaceuticals - 144A 7.500% 7/15/21	295,000	317,494
VRX Escrow Corp-144A 5.875% 5/15/23	175,000	179,375
VRX Escrow Corp-144A 6.125% 4/15/25	120,000	123,450
		3,924,864
Industrials (9.9%)
Acco Brands Corp 6.750% 4/30/20	130,000	136,500
ADT Corp 3.500% 7/15/22	105,000	95,025
ADT Corp 6.250% 10/15/21	5,000	5,250
AECOM - 144A 5.750% 10/15/22	20,000	20,250
AECOM - 144A 5.875% 10/15/24	20,000	20,275
Aerojet Rocketdyne Holdings Inc 7.125% 3/15/21	135,000	143,775
Air Medical Merger Sub-144A 6.375% 5/15/23	40,000	37,600
Aircastle Ltd 7.625% 4/15/20	90,000	101,808
Alliant Techsystems Inc - 144A 5.250% 10/1/21	55,000	56,100
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	42,400
Associated Materials Inc 9.125% 11/1/17	45,000	37,350
Avis Budget Car Rental 5.500% 4/1/23	120,000	118,500
Belden Inc - 144A 5.500% 9/1/22	105,000	104,212
Bombardier Inc - 144A 7.500% 3/15/25	90,000	81,675
Bombardier Inc - 144A 7.750% 3/15/20	45,000	45,247
Building Materials Corp - 144A 6.750% 5/1/21	60,000	62,550
Clean Harbors Inc 5.250% 8/1/20	105,000	106,575
Energizer Holdings Inc-144A 5.500% 6/15/25	85,000	83,938
FGI Operating Co LLC 7.875% 5/1/20	110,000	84,150
General Cable Corp 5.750% 10/1/22	95,000	89,063
Great Lakes Dredge & Dock 7.375% 2/1/19	115,000	117,300
H&E Equipment Services 7.000% 9/1/22	90,000	92,813
Hertz Corp 5.875% 10/15/20	70,000	70,875
Hertz Corp 6.250% 10/15/22	100,000	101,500
Hertz Corp 7.375% 1/15/21	35,000	36,444
Hertz Corp 7.500% 10/15/18	50,000	51,688
Hillman Group Inc - 144A 6.375% 7/15/22	60,000	56,700
(1)Interline Brands Inc 10.000% 11/15/18	24,000	25,080
Iron Mountain Inc 6.000% 8/15/23	75,000	78,375
Jack Cooper Holdings Corp - 144A 10.250% 6/1/20	120,000	111,000
(1)JCH Parent Inc - 144A 11.250% 3/15/19	41,687	31,369
Klx Inc - 144A 5.875% 12/1/22	85,000	85,841
Kratos Defense & Sec 7.000% 5/15/19	90,000	82,013
Manitowoc Company Inc 8.500% 11/1/20	120,000	126,750
NXP BV/NXP Funding LLC - 144A 5.750% 2/15/21	200,000	208,000
Oshkosh Corp 5.375% 3/1/22	5,000	5,113
Oshkosh Corp 5.375% 3/1/25	20,000	20,000
Renaissance Acquisition - 144A 6.875% 8/15/21	35,000	31,894
Sensata Technologies BV - 144A 5.000% 10/1/25	20,000	19,475
Terex Corp 6.000% 5/15/21	140,000	140,700
Terex Corp 6.500% 4/1/20	65,000	68,087
Transdigm Inc - 144A 6.500% 5/15/25	60,000	59,400
Triumph Group Inc 4.875% 4/1/21	80,000	78,400
*United Rentals North Am 8.250% 2/1/21	92,000	98,325
UR Financing Escrow Corp 7.375% 5/15/20	80,000	85,359
UR Financing Escrow Corp 7.625% 4/15/22	85,000	92,012
Watco Cos LLC/Finance Co - 144A 6.375% 4/1/23	45,000	45,562
XPO Logistics Inc-144A 6.500% 6/15/22	80,000	78,300
		3,570,618
Information Technology (9.1%)
ACI Worldwide Inc - 144A 6.375% 8/15/20	55,000	57,887
Amkor Technologies Inc 6.375% 10/1/22	115,000	116,437
Amkor Technologies Inc 6.625% 6/1/21	65,000	65,975
Anixter Inc 5.625% 5/1/19	40,000	42,500
Aspect Software Inc 10.625% 5/15/17	75,000	71,812
Audatex North America Inc - 144A 6.000% 6/15/21	155,000	159,262
Blackboard Inc - 144A 7.750% 11/15/19	85,000	79,900
Cogent Comm Finance Inc 5.625% 4/15/21	90,000	85,500
Cogent Communications GR - 144A 5.375% 3/1/22	65,000	64,106
Commscope Inc - 144A 5.000% 6/15/21	35,000	34,125
Commscope Inc - 144A 5.500% 6/15/24	5,000	4,863
Commscope Tech Finance L.-144A 6.000% 6/15/25	60,000	59,775
Entegris Inc - 144A 6.000% 4/1/22	100,000	102,750
Equinix Inc 5.375% 1/1/22	20,000	20,050
Equinix Inc 5.750% 1/1/25	20,000	19,800
First Data Corp 12.625% 1/15/21	137,000	158,235
First Data Corp - 144A 6.750% 11/1/20	94,000	99,347
First Data Corp - 144A 8.250% 1/15/21	220,000	232,100
*First Data Corp - 144A 8.750% 1/15/22	303,000	322,127
First Data Corp - 144A 8.875% 8/15/20	110,000	115,638
HJ Heinz Co 4.250% 10/15/20	35,000	35,744
(1)Infor Software Parent 7.125% 5/1/21	105,000	105,262
Infor US Inc - 144A 6.500% 5/15/22	155,000	157,712
Italics Merger Sub-144A 7.125% 7/15/23	75,000	74,062
MagnaChip Semiconductor 6.625% 7/15/21	95,000	75,050
Micron Technology Inc - 144A 5.250% 8/1/23	15,000	14,381
Micron Technology Inc - 144A 5.500% 2/1/25	25,000	23,425
Micron Technology Inc 5.875% 2/15/22	45,000	45,788
Micron Technology Inc-144A 5.250% 1/15/24	25,000	23,609
Plantronics Inc-144A 5.500% 5/31/23	65,000	65,812
Project Homestake Merger - 144A 8.875% 3/1/23	95,000	92,150
Sabine Pass Liquefaction - 144A 5.625% 3/1/25	50,000	49,500
Sabine Pass Liquefaction 5.750% 5/15/24	100,000	99,625
Sabine Pass Liquefaction 6.250% 3/15/22	100,000	103,500
Sinclair Television Group - 144A 5.625% 8/1/24	20,000	19,550
Sinclair Television Group 5.375% 4/1/21	80,000	80,600
Sinclair Television Group 6.125% 10/1/22	35,000	35,963
Sungard Data Systems Inc 6.625% 11/1/19	50,000	51,625
Sungard Data Systems Inc 7.375% 11/15/18	45,000	46,598
Sungard Data Systems Inc 7.625% 11/15/20	25,000	26,125
Zebra Technologies Corp - 144A 7.250% 10/15/22	140,000	151,550
		3,289,820
Materials (4.7%)
(2)Ardagh Packaging Fin - 144A 3.271% 12/15/19	200,000	194,500
*Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	211,000
Ashland Inc 4.750% 8/15/22	155,000	152,094
Chemours Co-144A 6.625% 5/15/23	70,000	67,813
Chemours Co-144A 7.000% 5/15/25	20,000	19,400
FMG Resources - 144A 8.250% 11/1/19	150,000	126,563
Hexion US Fin/Nova Scoti 8.875% 2/1/18	85,000	76,713
Hexion US Finance Corp 6.625% 4/15/20	250,000	229,375
Huntsman International LLC 4.875% 11/15/20	130,000	129,675
Ineos Group Holdings SA - 144A 5.875% 2/15/19	200,000	201,000
LSB Industries 7.750% 8/1/19	95,000	100,700
Noranda Aluminium Acquisition 11.000% 6/1/19	40,000	28,400
Quintiles Transnational-144A 4.875% 5/15/23	25,000	25,125
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	34,125
(5) Reichhold Industries Inc - 144A 9.000% 05/08/17	165,444	0
Scotts Miracle-Gro Co 6.625% 12/15/20	25,000	26,125
Sealed Air Corp - 144A 6.500% 12/1/20	35,000	38,588
WR Grace & Co-Conn - 144A 5.125% 10/1/21	20,000	20,150
WR Grace & Co-Conn - 144A 5.625% 10/1/24	10,000	10,125
		1,691,471
Telecommunication Services (10.4%)
Centurylink Inc 5.800% 3/15/22	60,000	57,300
Centurylink Inc 6.750% 12/1/23	105,000	105,328
Crown Castle Intl Corp 5.250% 1/15/23	80,000	80,580
Everest Acq LLC 9.375% 5/1/20	180,000	192,366
Frontier Communications 6.250% 9/15/21	15,000	13,650
Frontier Communications 6.875% 1/15/25	40,000	33,450
GCI Inc 6.750% 6/1/21	65,000	65,813
Intelsat Jackson Holdings 6.625% 12/15/22	50,000	45,500
Intelsat Jackson Holdings 5.500% 8/1/23	110,000	97,405
*Intelsat Jackson Holdings 7.250% 10/15/20	365,000	360,894
Intelsat Jackson Holdings 7.500% 4/1/21	75,000	74,156
Intelsat Luxembourg Holdings 7.750% 6/1/21	105,000	87,675
Level 3 Communications 5.750% 12/1/22	55,000	54,588
Level 3 Financing Inc - 144A 5.125% 5/1/23	60,000	58,500
Level 3 Financing Inc - 144A 5.375% 5/1/25	60,000	57,825
Level 3 Financing Inc 8.625% 7/15/20	85,000	90,840
Level 3 Financing Inc-144A 5.625% 2/1/23	40,000	40,400
Qwest Capital Funding 7.750% 2/15/31	60,000	61,800
Sprint Capital Corp - 144A 9.000% 11/15/18	55,000	62,109
Sprint Capital Corp 6.875% 11/15/28	30,000	25,800
Sprint Capital Corp 8.750% 3/15/32	385,000	374,413
Sprint Corp 7.250% 9/15/21	50,000	48,750
Sprint Corp 7.625% 2/15/25	50,000	47,125
*Sprint Corp 7.875% 9/15/23	595,000	580,304
Telecom Itialia Spa - 144A 5.303% 5/30/24	200,000	199,250
T-Mobile USA Inc 6.633% 4/28/21	70,000	72,625
T-Mobile USA Inc 6.731% 4/28/22	190,000	198,075
US Cellular Corp 6.700% 12/15/33	50,000	46,360
Wind Acquisition Fin SA - 144A 7.375% 4/23/21	200,000	202,250
Windstream Corp 7.500% 4/1/23	85,000	74,163
Windstream Corp 7.750% 10/1/21	270,000	247,050
		3,756,344
Utilities (1.1%)
AES Corp 7.375% 7/1/21	50,000	54,875
AES Corp 3.262% 6/1/19	35,000	35,000
(2)AES Corp 4.875% 5/15/23	35,000	32,900
Dynegy Inc - 144A 7.625% 11/1/24	35,000	37,013
Dynegy Inc - 144A 7.375% 11/1/22	70,000	73,325
NRG Energy Inc 6.250% 7/15/22	40,000	40,600
NRG Energy Inc 7.875% 5/15/21	30,000	31,950
NRG Energy Inc 8.250% 9/1/20	35,000	36,663
SBA Telecommunications 5.750% 7/15/20	75,000	77,813
		420,139

TOTAL CORPORATE BONDS (COST: $34,502,262)		$33,849,119

TERM LOANS (0.5%)

Materials (0.5%)
(1)Reichhold Holdings International (Senior Secured Note) 12.000% 3/31/17	85,000	$85,000
(1)Reichhold Holdings International (Senior Secured Note) 15.000% 3/31/17	45,000	45,000
Reichhold LLC 12.000% 3/31/17	35,000	35,000
		165,000

TOTAL LOANS (COST: $162,593)		$165,000

PRIVATE EQUITIES (0.2%)

Materials (0.2%)	Shares
(4)Reichhold Cayman (COST: $120,561)	162	$68,364

SHORT-TERM SECURITIES (4.4%)
(2) Wells Fargo Advantage Cash Investment Money Market 0.046% (COST: $1,588,882)	1,588,882	$1,588,882

TOTAL INVESTMENTS IN SECURITIES (COST: $36,374,298) (98.8%)		$35,671,365
OTHER ASSETS LESS LIABILITIES (1.2%)		449,458

NET ASSETS (100.0%)		$36,120,823

(1)	Interest or dividend is paid-in-kind, when applicable.

(2)	Variable rate security. The rates for these securities are as of June 30, 2015.

(3)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(4)	Non-income producing security.

(5)	Issue is in default.

144A-

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $12,720,164, representing 35.2% of net assets as of June 30, 2015.

*	Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | June 30, 2015

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
ASSETS
Investments in securities, at value (cost: $832,201,463, $31,988,431, $30,470,516, and $36,374,298, respectively)	$807,606,294	$33,112,662	$35,828,505	$35,671,365
Cash	0	60	0	0
Security sales receivable	3,370,637	0	1,033,487	63,698
Receivable for Fund shares sold	1,346,198	14,877	23,994	10,000
Accrued dividends receivable	328,966	91,934	73,605	61
Accrued interest receivable	2,050	13	16	615,933
Receivable from affiliate	9,076	0	0	0
Receivable from broker	160	0	0	0
Prepaid expenses	123,965	13,689	10,838	10,569
Total assets	$812,787,346	$33,233,235	$36,970,445	$36,371,626

LIABILITIES
Payable for securities purchased	$1,716,036	$0	$380,248	$90,058
Payable for Fund shares redeemed	1,373,953	44,631	10,864	77,542
Dividends payable	1,147	35,348	0	38,719
Trustees' fees payable	25,008	954	1,105	1,127
Payable to affiliates	1,035,970	24,289	37,987	38,102
Accrued expenses	95,033	3,352	6,530	5,255
Total liabilities	$4,247,147	$108,574	$436,734	$250,803

NET ASSETS	$808,540,199	$33,124,661	$36,533,711	$36,120,823

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$849,302,343	$31,277,713	$30,506,206	$82,719,130
Accumulated undistributed net realized gain (loss) on investments	(17,609,725)	722,717	549,558	(45,895,374)
Accumulated undistributed net investment income (loss)	1,442,750	0	119,958	0
Unrealized appreciation (depreciation) on investments	(24,595,169)	1,124,231	5,357,989	(702,933)

NET ASSETS	$808,540,199	$33,124,661	$36,533,711	$36,120,823

Net Assets - Class A	$758,796,407	$33,124,661	$36,533,711	$27,883,407
Net Assets - Class C1	$49,743,792	-	-	$8,237,416
Shares outstanding - Class A	130,642,097	2,692,991	747,429	3,616,804
Shares outstanding - Class C1	8,599,836	-	-	1,066,206
Net asset value per share - Class A2	$5.81	$12.30	$48.88	$7.71
Net asset value per share - Class C1,2	$5.78	-	-	$7.73
Public offering price per share – Class A (sales charge of 5.00%, 5.00%, 5.00%, and 4.25%, respectively)	$6.12	$12.95	$51.45	$8.05

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares.

[2]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the six months ended June 30, 2015

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INVESTMENT INCOME
Interest	$11,675	$87	$113	$1,151,746
Dividends (net of foreign withholding taxes of $65,120, $200, $0, and $0, respectively)	7,361,309	590,154	345,435	272
Total investment income	$7,372,984	$590,241	$345,548	$1,152,018

EXPENSES
Investment advisory fees	$2,059,906	$119,213	$181,528	$156,819
Distribution (12b-1) fees - Class A	1,952,787	39,738	45,382	35,167
Distribution (12b-1) fees - Class C1	215,048	0	0	43,885
Transfer agent fees	638,576	28,611	32,676	28,829
Administrative service fees	557,378	34,253	37,414	43,829
Professional fees	67,716	3,232	4,044	3,855
Reports to shareholders	60,767	1,447	3,074	1,514
License, fees, and registrations	80,545	7,694	8,883	7,708
Audit fees	20,174	889	963	1,024
Trustees' fees	25,008	954	1,105	1,126
Transfer agent out-of-pockets	173,660	3,508	7,551	3,399
Custodian fees	42,545	2,876	3,347	5,168
Legal fees	29,059	1,136	1,298	1,327
Insurance expense	7,065	169	257	263
Total expenses	$5,930,234	$243,720	$327,522	$333,913
Less expenses waived or reimbursed	0	(124,114)	(100,612)	(88,765)
Total net expenses	$5,930,234	$119,606	$226,910	$245,148

NET INVESTMENT INCOME (LOSS)	$1,442,750	$470,635	$118,638	$906,870

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(4,131,176)	$769,608	$911,022	$124,798
Net change in unrealized appreciation (depreciation) of investments	1,987,132	(1,671,226)	358,425	(315,784)
Net realized and unrealized gain (loss) on investments	$(2,144,044)	$(901,618)	$1,269,447	$(190,986)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(701,294)	$(430,983)	$1,388,085	$715,884

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the six months ended June 30, 2015

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,442,750	$470,635	$118,638	$906,870
Net realized gain (loss) from investment transactions	(4,131,176)	769,608	911,022	124,798
Net change in unrealized appreciation (depreciation) of investments	1,987,132	(1,671,226)	358,425	(315,784)
Net increase (decrease) in net assets resulting from operations	$(701,294)	$(430,983)	$1,388,085	$715,884

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(470,635)	$0	$(716,178)
Net investment income - Class C1	0	-	-	(190,692)
Total distributions	$0	$(470,635)	$0	$(906,870)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$100,766,952	$7,202,368	$1,830,549	$1,755,851
Proceeds from sale of shares - Class C1	21,346,760		-	143,925
Proceeds from reinvested dividends - Class A	0	407,021	0	533,975
Proceeds from reinvested dividends - Class C1	0	-	-	121,447
Cost of shares redeemed - Class A	(99,348,899)	(3,228,084)	(2,872,145)	(2,474,913)
Cost of shares redeemed - Class C1	(1,839,413)	-	-	(1,332,196)
Net increase (decrease) in net assets resulting from capital share transactions	$20,925,400	$4,381,305	$(1,041,596)	$(1,251,911)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$20,224,106	$3,479,687	$346,489	$(1,442,897)
NET ASSETS, BEGINNING OF PERIOD	788,316,093	29,644,974	36,187,222	37,563,720
NET ASSETS, END OF PERIOD	$808,540,199	$33,124,661	$36,533,711	$36,120,823

Accumulated undistributed net investment income	$1,442,750	$0	$119,958	$0

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2014

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(244,996)	$684,429	$221,222	$1,812,107
Net realized gain (loss) from investment transactions	12,585,563	916,778	2,515,616	545,775
Net change in unrealized appreciation (depreciation) of investments	(137,776,285)	882,496	(720,771)	(1,738,929)
Net increase (decrease) in net assets resulting from operations	$(125,435,718)	$2,483,703	$2,016,067	$618,953

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(684,429)	$(220,000)	$(1,467,792)
Net investment income - Class C1	0	-	-	(344,581)
Net realized gain on investments - Class A	(32,929,711)	(960,730)	(3,296,317)	0
Net realized gain on investments - Class C1	(1,333,329)	-	-	0
Total distributions	$(34,263,040)	$(1,645,159)	$(3,516,317)	$(1,812,373)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$353,374,635	$11,364,554	$5,971,713	$4,454,587
Proceeds from sale of shares - Class C1	41,933,232		-	2,902,046
Proceeds from reinvested dividends - Class A	30,753,799	1,471,663	3,317,068	1,091,306
Proceeds from reinvested dividends - Class C1	1,300,790	-	-	211,086
Cost of shares redeemed - Class A	(177,434,168)	(3,610,602)	(5,404,301)	(4,443,894)
Cost of shares redeemed - Class C1	(3,785,495)	-	-	(1,390,988)
Net increase (decrease) in net assets resulting from capital share transactions	$246,142,793	$9,225,615	$3,884,480	$2,824,143

TOTAL INCREASE (DECREASE) IN NET ASSETS	$86,444,035	$10,064,159	$2,384,230	$1,630,723
NET ASSETS, BEGINNING OF PERIOD	701,872,058	19,580,815	33,802,992	35,932,997
NET ASSETS, END OF PERIOD	$788,316,093	$29,644,974	$36,187,222	$37,563,720

Accumulated undistributed net investment income	$0	$0	$1,320	$0

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares. WB/MNA Stock Fund Class C commenced operations on May 1, 2014.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the "Funds").

Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Dividend Harvest Fund (the "Dividend Harvest Fund", a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund and WB/MNA Stock Fund are currently the only funds in the Trust that offers both Class A and Class C shares. High Income Fund and WB/MNA Stock Fund Class A shares are sold with an initial sales charge of 4.25% and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. High Income Fund and WB/MNA Stock Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. The two classes of shares represent interest in each Fund's same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2011.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities for financial statement purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries' tax rules and regulations. The WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Multiple class allocations—High Income Fund and WB/MNA Stock Fund are currently the only funds in the Trust that offer multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. WB/MNA Stock Fund uses the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of June 30, 2015:

		Level 1	Level 2	Level 3	Total
WB/MNA Stock Fund	Short Term Securities	$53,056,974	$0	$0	$53,056,974
	Common Stocks	754,549,320	0	0	754,549,320
	Total	$807,606,294	$0	$0	$807,606,294

Dividend Harvest Fund	Short Term Securities	$748,361	$0	$0	$748,361
	Common Stocks	32,364,301	0	0	32,364,301
	Total	$33,112,662	$0	$0	$33,112,662

Growth & Income Fund	Short Term Securities	$577,837	$0	$0	$577,837
	Common Stocks	35,250,668	0	0	35,250,668
	Total	$35,828,505	$0	$0	$35,828,505
High Income Fund	Short Term Securities	$1,588,882	$0	$0	$1,588,882
	Private Equities	0	0	68,364	68,364
	Corporate Bonds	0	33,849,119	0	33,849,119
	Term Loans	0	0	165,000	165,000
	Total	$1,588,882	$33,849,119	$233,364	$35,671,365

Please refer to the Schedules of Investments for sector classification. There were no transfers into or out of Level 1 or Level 2 during the six months ended June 30, 2015. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the six months ended June 30, 2015.

The changes of the fair value of investments during the six months ended June 30, 2015, for which the High Income Fund used Level 3 inputs to determine the fair value are as follow:

	Balance as of 12/31/14	Purchases	Accrued Discount	Change in unrealized appreciation	Balance as of 6/30/15
Term Loans	$111,550	$47,300	$2,017	$4,133	$165,000
Private Equities	$0	$120,561	$0	($52,197)	$68,364

	Valuation Techniques	Unobservable Input	Range (Weighted Average)	Impact to Valuation From Input Increase
Term Loans	Par value	N/A	N/A	N/A
Private Equities	Market comparable companies	EBITDA multiple	8.2x	Increase

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2015, were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Purchases	$238,070,622	$10,486,176	$8,415,825	$8,533,915
Sales	$188,036,497	$5,681,950	$7,552,178	$8,412,712

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Six Months Ended 6/30/15:	WB/MNA Stock Fund - A	WB/MNA Stock Fund - C	Dividend Harvest Fund	Growth & Income Fund	High Income Fund - A	High Income Fund - C
Shares sold	16,968,003	3,595,270	570,008	38,191	224,441	18,446
Shares issued on reinvestment of dividends	0	0	32,894	0	68,376	15,510
Shares redeemed	(16,852,522)	(312,932)	(255,218)	(60,179)	(316,549)	(170,454)
Net increase (decrease)	115,481	3,282,338	347,684	(21,988)	(23,732)	(136,498)

Year Ended 12/31/14:	WB/MNA Stock Fund - A	WB/MNA Stock Fund - C	Dividend Harvest Fund	Growth & Income Fund	High Income Fund - A	High Income Fund - C
Shares sold	48,835,258	5,688,602	892,530	116,673	561,169	368,189
Shares issued on reinvestment of dividends	5,221,358	221,223	114,853	69,511	136,110	26,283
Shares redeemed	(26,175,996)	(592,327)	(287,676)	(105,981)	(553,836)	(173,285)
Net increase (decrease)	27,880,620	5,317,498	719,707	80,203	143,443	221,187

NOTE 6: Income Tax Information

At December 31, 2014, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Investments at cost	$818,202,640	$26,740,499	$31,329,120	$37,059,719
Unrealized appreciation	52,476,103	3,477,976	5,675,019	814,638
Unrealized depreciation	(79,339,236)	(685,460)	(675,455)	(1,204,851)
Net unrealized appreciation (depreciation)*	($26,863,133)	$2,792,516	$4,999,564	($390,213)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNA	Dividend	Growth &	High
Year Ended 12/31/14:	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Ordinary Income	$4,272,097	$1,235,513	$1,620,743	$1,812,373
Realized gain on investments	29,990,943	$409,646	$1,895,574	$0
Total	$34,263,040	$1,645,159	$3,516,317	$1,812,373

Year Ended 12/31/13:
Ordinary Income	$24,426,800	$407,202	$856,963	$2,065,228
Realized gain on investments	$7,500,053	$4,736	$2,628,473	$0
Total	$31,926,853	$411,938	$3,485,436	$2,065,228

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Undistributed ordinary income	$0	$0	$1,320	$0
Accumulated capital and other losses	0	0	0	(46,017,108)
Unrealized appreciation/(depreciation)*	(26,863,133)	2,792,516	4,999,564	(390,213)
Total accumulated earnings/(deficit)	($26,863,133)	$2,792,516	$5,000,884	($46,407,321)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 31, 2014, are as follows:

High Income Fund
Expires in 2016	$30,380,238
Expires in 2017	$14,842,642
Expires in 2018	$794,228
Non-expiring short-term losses	$0
Non-expiring long-term losses	$0
Total Capital Loss Carryforwards	$46,017,108

For the year ended December 31, 2014, the High Income Fund utilized capital loss carryforwards of $547,037. Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2014, WB/MNA Stock Fund, Dividend Harvest Fund and Growth & Income Fund deferred to January 1, 2015, post-October capital losses of $13,197,717, $43,950 and $361,463, respectively.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended December 31, 2014, High Income Fund reclassified accumulated net investment income to paid in capital of $266 due to distribution adjustment. WB/MNA Stock Fund reclassified net realized gains to paid in capital of $14,807 due to distribution adjustment and reclassified accumulated net investment income to paid in capital of $244,996 due to net investment losses.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For the WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.75%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, for WB/MNA Stock Fund Class A, WB/MNA Stock Fund Class C, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.45%, 1.95%, 0.95%, 1.25%, 1.15%, and 1.90%, respectively, through April 30, 2016. After April 30, 2016, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Dividend Harvest Fund's actual total expenses were 0.75% (annualized) of average daily net assets for the six months ended June 30, 2015. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. There are no recoupment provisions in place for waved/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Six Months Ended 6/30/15	Payable 6/30/15
WB/MNA Stock Fund	$2,059,906	$356,091
Dividend Harvest Fund	$97,701*	$19,893*
Growth & Income Fund	$173,697*	$30,639*
High Income Fund	$140,712*	$23,759*

*	After waivers and reimbursements for Dividend Harvest Fund, Growth & Income Fund, and High Income Fund of $21,512, $7,831, and $16,107, respectively.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNA Stock Fund Class A, WB/MNA Stock Fund Class C, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 1.00%, 0.25%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 6/30/15			Payable 6/30/15
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
WB/MNA Stock Fund - A	$2,443,956	$23,939	$1,952,787	$38,060	$0	$334,560
WB/MNA Stock Fund - C	$0	$16,097	$215,048	$0	$1,476	$42,895
Dividend Harvest Fund	$188,222	$0	$0*	$3,782	$0	$0*
Growth & Income Fund	$31,998	$0	$22,691*	$203	$0	$3,989*
High Income Fund - A	$20,914	$0	$35,167	$7	$0	$6,052
High Income Fund - C	$0	$1,845	$43,885	$0	$26	$7,179

*	After waivers for Dividend Harvest Fund and Growth & Income Fund of $39,738 and $22,691, respectively.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund's average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. IFS acts as the transfer agent for WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses.

IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 6/30/15				Payable 6/30/15
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
WB/MNA Stock Fund	$812,236	$0	$557,378	$0	$166,576	$96,312
Dividend Harvest Fund	$3,508	$28,611	$0	$34,253	$614	$0
Growth & Income Fund	$7,551	$32,676	$0	$37,414	$3,156	$0
High Income Fund	$3,399	$28,829	$0	$43,829	$1,079	$0

*	After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/15*	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$5.80	$6.84	$5.43	$5.42	$5.16	$3.50

Income (loss) from investment operations:
Net investment income (loss)	$0.00	$0.00	$(0.01)	$(0.02)	$(0.03)	$0.00
Net realized and unrealized gain (loss) on investments[3]	0.01	(0.78)	1.75	0.03	0.29	1.66
Total from investment operations	$0.01	$(0.78)	$1.74	$0.01	$0.26	$1.66

Less Distributions:
Distributions from net realized gains	$0.00	$(0.26)	$(0.33)	$0.00	$0.00	$0.00
Total distributions	$0.00	$(0.26)	$(0.33)	$0.00	$0.00	$0.00

NET ASSET VALUE, END OF PERIOD	$5.81	$5.80	$6.84	$5.43	$5.42	$5.16

Total Return (excludes any applicable sales charge)	0.17%^	(11.43%)	32.00%	0.19%	5.04%	47.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$758,796	$757,507	$701,872	$497,206	$464,707	$63,436
Ratio of expenses to average net assets after waivers[1,2]	1.41%#	1.39%	1.41%	1.42%	1.42%	1.50%
Ratio of expenses to average net assets before waivers[2]	1.41%#	1.39%	1.41%	1.42%	1.43%	2.03%
Ratio of net investment income (loss) to average net assets[1,2]	0.38%#	(0.02%)	(0.26%)	(0.39%)	(0.76%)	(0.67%)
Portfolio turnover rate	24.92%	67.68%	85.63%	77.33%	50.94%	35.44%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized.

^	Not annualized.

*	Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/15*	Period From 5/1/14&197; to 12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$0.00	$(0.01)
Net realized and unrealized gain (loss) on investments[3]	(0.01)	(1.39)
Total from investment operations	$(0.01)	$(1.40)

Less Distributions:
Distributions from net realized gains	0.00	(0.26)
Total distributions	$0.00	$(0.26)

NET ASSET VALUE, END OF PERIOD	$5.78	$5.79

Total Return (excludes any applicable sales charge)	(0.17%)^	(18.82%)^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$49,744	$30,809
Ratio of expenses to average net assets after waivers[1,2]	1.91%#	1.89%#
Ratio of expenses to average net assets before waivers[2]	1.91%#	1.89%#
Ratio of net investment income (loss) to average net assets[1,2]	(0.12%)#	(0.52%)#
Portfolio turnover rate	24.92%	67.98%^

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized.

^	Not annualized.

*	Unaudited.

&197;	Commencement of operations.

INTEGRITY DIVIDEND HARVEST FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/15*	Year Ended 12/31/14	Year Ended 12/31/13	Period From 5/1/12&197; to 12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$12.64	$12.05	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.18	$0.36	$0.34	$0.22
Net realized and unrealized gain (loss) on investments[3]	(0.34)	1.01	2.03	0.06
Total from investment operations	$(0.16)	$1.37	$2.37	$0.28

Less Distributions:
Dividends from net investment income	$(0.18)	$(0.36)	$(0.34)	$(0.22)
Distributions from net realized gains	0.00	(0.42)	(0.01)	(0.03)
Total distributions	$(0.18)	$(0.78)	$(0.35)	$(0.25)

NET ASSET VALUE, END OF PERIOD	$12.30	$12.64	$12.05	$10.03

Total Return (excludes any applicable sales charge)	(1.26%)^	11.42%	23.88%	2.86%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$33,125	$29,645	$19,581	$6,589
Ratio of expenses to average net assets after waivers[1,2]+	0.75%#	0.60%	0.45%	0.24%*
Ratio of expenses to average net assets before waivers[2]	1.53%#	1.59%	1.76%	2.70%*
Ratio of net investment income to average net assets[1,2]	2.96%#	2.98%	3.29%	4.19%*
Portfolio turnover rate	18.35%	32.99%	26.44%	44.50%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

+	For the years ended December 31, 2013 and December 31, 2014 and the six months ended June 30, the voluntary waiver amounted to 0.71%, 0.35%, 0.20% (annualized), respectively.

#	Annualized.

^	Not annualized.

*	Unaudited.

&197;	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/15*	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$47.03	$49.05	$42.80	$37.67	$37.10	$31.89

Income (loss) from investment operations:
Net investment income (loss)	$0.16	$0.32	$0.17	$0.01	$(0.15)	$0.27
Net realized and unrealized gain (loss) on investments[3]	1.69	2.71	11.67	5.13	0.90	5.21
Total from investment operations	$1.85	$3.03	$11.84	$5.14	$0.75	$5.48

Less Distributions:
Dividends from net investment income	$0.00	$(0.32)	$(0.18)	$(0.01)	$(0.18)	$(0.27)
Distributions from net realized gains	0.00	(4.73)	(5.41)	0.00	0.00	0.00
Total distributions	$0.00	$(5.05)	$(5.59)	$(0.01)	$(0.18)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$48.88	$47.03	$49.05	$42.80	$37.67	$37.10

Total Return (excludes any applicable sales charge)	3.93%^	6.01%	27.76%	13.65%	2.03%	17.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$36,534	$36,187	$33,803	$27,586	$26,857	$28,633
Ratio of expenses to average net assets after waivers[1,2]	1.25%#	1.25%	1.36%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.80%#	1.80%	1.82%	1.83%	1.88%	2.00%
Ratio of net investment income (loss) to average net assets[1,2]	0.65%#	0.64%	0.37%	0.03%	(0.37%)	0.78%
Portfolio turnover rate	40.11%	73.25%	116.11%	85.81%	41.82%	112.99%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized.

^	Not annualized.

*	Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/15*	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$7.75	$8.02	$7.98	$7.44	$7.61	$7.21

Income (loss) from investment operations:
Net investment income (loss)	$0.20	$0.42	$0.45	$0.49	$0.50	$0.53
Net realized and unrealized gain (loss) on investments[3]	(0.04)	(0.27)	0.04	0.54	(0.17)	0.40
Total from investment operations	$0.16	$0.15	$0.49	$1.03	$0.33	$0.93

Less Distributions:
Dividends from net investment income	$(0.20)	$(0.42)	$(0.45)	$(0.49)	$(0.50)	$(0.53)
Total distributions	$(0.20)	$(0.42)	$(0.45)	$(0.49)	$(0.50)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$7.71	$7.75	$8.02	$7.98	$7.44	$7.61

Total Return (excludes any applicable sales charge)	2.05%^	1.84%	6.32%	14.22%	4.36%	13.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$27,883	$28,221	$28,045	$29,286	$19,473	$23,316
Ratio of expenses to average net assets after waivers[1,2]	1.15%#	1.15%	1.15%	1.28%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.63%#	1.63%	1.65%	1.66%	1.74%	1.83%
Ratio of net investment income to average net assets[1,2]	5.09%#	5.25%	5.64%	6.32%	6.54%	7.22%
Portfolio turnover rate	23.99%	34.86%	36.30%	39.98%	38.35%	58.47%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized.

^	Not annualized.

*	Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/15*	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$7.77	$8.04	$8.00	$7.46	$7.62	$7.23

Income (loss) from investment operations:
Net investment income (loss)	$0.17	$0.36	$0.39	$0.43	$0.44	$0.48
Net realized and unrealized gain (loss) on investments[3]	(0.04)	(0.27)	0.04	0.54	(0.16)	0.39
Total from investment operations	$0.13	$0.09	$0.43	$0.97	$0.28	$0.87

Less Distributions:
Dividends from net investment income	$(0.17)	$(0.36)	$(0.39)	$(0.43)	$(0.44)	$(0.48)
Total distributions	$(0.17)	$(0.36)	$(0.39)	$(0.43)	$(0.44)	$(0.48)

NET ASSET VALUE, END OF PERIOD	$7.73	$7.77	$8.04	$8.00	$7.46	$7.62

Total Return (excludes any applicable sales charge)	1.66%^	1.08%	5.53%	13.35%	3.73%	12.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$8,238	$9,343	$7,888	$8,643	$9,499	$12,744
Ratio of expenses to average net assets after waivers[1,2]	1.90%#	1.90%	1.90%	2.06%	2.35%	2.35%
Ratio of expenses to average net assets before waivers[2]	2.38%#	2.38%	2.40%	2.41%	2.49%	2.58%
Ratio of net investment income to average net assets[1,2]	4.35%#	4.51%	4.89%	5.57%	5.78%	6.46%
Portfolio turnover rate	23.99%	34.86%	36.30%	39.98%	38.35%	58.47%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized

^	Not annualized.

*	Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/14	Ending Account Value 6/30/15	Expenses Paid During Period*	Annualized Expense Ratio
Williston Basin/Mid-North America Stock Fund
Actual - Class A	$1,000.00	$1,001.72	$7.07	1.41%
Actual - Class C	$1,000.00	$998.27	$9.56	1.91%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,017.73	$7.13	1.41%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.23	$9.64	1.91%
Integrity Dividend Harvest Fund
Actual	$1,000.00	$987.37	$3.74	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.80	0.75%
Integrity Growth & Income Fund
Actual	$1,000.00	$1,039.34	$6.37	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.54	$6.31	1.25%
Integrity High Income Fund
Actual - Class A	$1,000.00	$1,020.45	$5.81	1.15%
Actual - Class C	$1,000.00	$1,016.63	$9.58	1.90%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,019.04	$5.80	1.15%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.29	$9.57	1.90%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 180 days in the one-half year period, and divided by 360 days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

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Equity Funds

Williston Basin/Mid-North America Stock Fund (ICPAX & ICPUX)

Integrity Dividend Harvest Fund (IDIVX & IDHCX)

Integrity Growth & Income Fund (IGIAX & IGIUX)

Corporate Bond Fund

Integrity High Income Fund (IHFAX & IHFCX)

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota (VNDFX)

Viking Tax-Free Fund for Montana (VMTTX)

Kansas Municipal Fund (KSMUX)

Maine Municipal Fund (MEMUX)

Nebraska Municipal Fund (NEMUX)

New Hampshire Municipal Fund (NHMUX)

Oklahoma Municipal Fund (OKMUX)

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 31, 2015

By: /s/ Adam Forthun
Adam Forthun
Treasurer

August 31, 2015